UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No. 811-21589

CREDIT SUISSE COMMODITY STRATEGY FUNDS

(formerly known as Credit Suisse Commodity Return Strategy Fund)

(Exact Name of Registrant as Specified in Charter)

Eleven Madison Avenue, New York, New York 10010

(Address of Principal Executive Offices)             (Zip Code)

John G. Popp

Credit Suisse Commodity Strategy Funds

Eleven Madison Avenue

New York, New York 10010

Registrant’s telephone number, including area code: (212) 325-2000

Date of fiscal year end: October 31st

Date of reporting period: November 1, 2019 to October 31, 2020

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Annual Report

October 31, 2020

■  CREDIT SUISSE
COMMODITY RETURN STRATEGY FUND

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Credit Suisse Asset Management, LLC or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with the Fund, you can call 877-870-2874 to inform Credit Suisse Asset Management, LLC that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by Credit Suisse Asset Management, LLC, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the Credit Suisse Asset Management, LLC website at www.credit-suisse.com/us/funds and logging into your accounts, if you hold accounts directly with the Fund, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by visiting our website at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor, is located at Eleven Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Class I shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report
October 31, 2020 (unaudited)

October 31, 2020

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Commodity Return Strategy Fund (the "Fund") for the 12-month period ended October 31, 2020.

Performance Summary
11/01/19 – 10/31/20

Fund & Benchmark
Class I1	(6.70)%
Class A1,2	(6.97)%
Class C1,2	(7.43)%
Bloomberg Commodity Index Total Return[3]	(8.75)%

Performance shown for the Fund's Class A and Class C Shares does not reflect sales charges, which are a maximum of 4.75% and 1.00%, respectively.2

Market and Strategy Review:

Commodities declined for the annual period ended October 31, 2020. The Bloomberg Commodity Index Total Return (the "Benchmark") decreased by 8.75%, with 11 out of 23 index constituents trading lower.

For the 12-month period ended October 31, 2020, the Fund outperformed the Benchmark before and after fees and Fund expenses. Both the Fund's commodity strategies and cash management contributed positively to relative performance for the period. Within the Fund's commodity exposure, forward curve positioning in the Energy sector had the largest positive impact relative to the Benchmark. Positioning within the Livestock, Precious Metals, and Industrial Metals sectors also contributed positively to relative performance. Positioning within the Agriculture sector detracted from performance. On an individual commodity level, the top three estimated contributors to relative performance versus the Benchmark were Natural Gas (+1.04%), WTI Crude Oil (+0.84%) and Brent Crude Oil (+0.14%). Meanwhile, Sugar (-0.06%), Chicago Wheat (-0.05%) and Corn (-0.03%) had the largest negative impact relative to the Benchmark.

Energy declined 41.96% for the period, the most among all sectors. The petroleum sub-sector performed the worst in the Benchmark for the period, with WTI Crude Oil falling 58.28%. Most of the decline was concentrated in the month of March 2020, when the global impact of the COVID-19 pandemic increased significantly. With the lack of available countermeasures, most countries chose to enforce social distancing measures to reduce mobility in order to slow the spread of the coronavirus. These restrictions resulted in a sharp drop in demand

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2020 (unaudited)

for transportation fuels. The unprecedented negative demand shock in such a short period of time led to a massive oversupply and heightened the likelihood of storage overcapacity within just a couple of months at Cushing, Oklahoma, the delivery location of the WTI Crude Oil futures contract. This caused WTI Crude Oil to underperform the most among petroleum commodities. Despite initially benefitting from the lower associated gas supply due to lower oil production from US wells, Natural Gas also fell 34.96%, further weighing on the Energy sector. Stranded US-sourced Liquefied Natural Gas cargoes and a decline in consumption from the industrial and manufacturing sectors led to inventory reaching its five-year high at the end of the period.

Agriculture rose 5.01%, starting the period with a relatively loose supply-and-demand balance which became tighter as the year progressed. In early 2020, large supplies of major grains and oilseeds coincided with decreased consumption due to the global pandemic, driving prices lower. Demand uncertainty during the ongoing US-China trade conflict also pressured prices of US-origin futures contracts. Crop prices began rebounding in August 2020 as adverse dry weather across major crop growing regions in the world, including the US Midwest, Black Sea region, Brazil, and Argentina, sharply reduced yield expectations for corn, soybeans and wheat. In the meantime, China purchased higher-than-expected cargos of US Corn and Soybeans for use in livestock feed after domestic reserves dwindled, in an effort to rebuild its domestic hog herd.

Livestock declined 26.59%, with Lean Hogs falling 38.86%. COVID-19 outbreaks at multiple US meat packing plants significantly reduced the amount of processing capacity in April and May, which led to a drop in live hog demand and steep price declines. In September 2020, Lean Hogs recovered some of the earlier losses after African swine fever was found in German wild hogs. US pork export is expected to benefit from China's resulting ban on German pork. Live Cattle fell 18.43% on reduced demand from the US food service sector after the COVID-19 outbreak also induced widespread restaurant shutdowns. The US Department of Agriculture also reported consecutive months of higher-than-expected cattle feedlot placement data from July to September, mainly due to droughts in US Midwestern states. This indicated potential greater supplies in the next few months, as higher feed prices incentivize an earlier processing timeline.

Industrial Metals increased 2.83%. Copper rose 13.32% on strong demand from China's rebound in infrastructure investments and industrial production after the country had the earliest recovery among major economies following coronavirus-related shutdowns. In addition, the negotiation between a major copper miner in Chile and a labor union stopped in October, which raised concerns about supply risk from the largest copper mining country in the world.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2020 (unaudited)

Nickel declined 10.34% as Indonesia's Nickel Pig Iron (an alternative to Class 1 Nickel traded on the London Metals Exchange) production continued to increase amid the government's export ban on raw nickel ore in order to stimulate domestic NPI production. Despite the rising demand expectation from electric vehicle battery use and stainless steel production, the large NPI expansion may support continued nickel oversupply. Aluminum and Zinc gained 0.16% and 0.25%, respectively, benefiting from robust demand from China.

Precious Metals performed the best, increasing 21.97%. After three interest rate cuts in 2019, the US Federal Reserve continued its policy of monetary easing into 2020 with two additional interest rate cuts during March 2020, bringing the target Federal Funds rate to 0-0.25%. As global economies grappled with shutdown orders and other restrictions targeted at containing the spread of the COVID-19 pandemic, governments across the globe passed stimulus measures in order to stabilize their respective economies. Global monetary stimulus programs increased inflation expectations as central banks across the world cut target interest rates, boosting the demand for gold and silver as alternative stores of wealth amid low real interest rates. Gold and Silver also benefitted from increased safe haven demand during heightened periods of market volatility across all asset classes, with periods of rising and falling COVID-19 cases bringing added uncertainty to the global recovery.

Market Outlook:

At October month-end, much of the market focus was on political elections in the United States, and resulting policy implications that could affect commodity prices. With a wide variety of potential outcomes, it could have resulted in encouraging or discouraging production or consumption of different commodities. In the end, with less resulting political change than many pre-election polls suggested, there may not be major policy-driven fundamental changes to the commodity market in the coming months. While Joe Biden has indicated a willingness to impose incremental restrictions on oil and gas production and encourage more alternative energy usage, this may not create meaningful near-term moves in commodity prices, particularly if the government remains divided.

Outside of US political considerations, the global economic recovery from COVID-19 will continue to drive consumption within energy and industrial metals. With a recent resurgence of high coronavirus cases across Europe and the US, projected mobility and transportation fuel demand has been reduced, and it is now more likely that OPEC+ will choose to not reduce their production cut as scheduled in early January 2021, to avoid creating a larger petroleum surplus. Globally, countries are beginning to differentiate more with their policies on virus containment, economic stimulus, and potential vaccine distribution. In

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2020 (unaudited)

the coming months, the recovery trajectories among countries may diverge more, which can impact commodity consumption.

The Credit Suisse Commodities Management Team

Christopher Burton
Bryant Lie

This Fund is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. The Fund's investment in commodity linked derivative instruments may subject the Fund to greater volatility than investment in traditional securities, particularly in investments involving leverage.

The use of derivatives such as commodity-linked swaps, structured notes, and futures entails substantial risks, including risk of loss of a significant portion of their principal value, commodity exposure risks, correlation risk, credit risk, derivatives risk, exposure risk, fixed income risk, focus risk, futures contracts risk, illiquidity risk, interest rate risk, leveraging risk, market risk, non-diversified status, portfolio turnover risk, structured note risk, subsidiary risk, swap agreement risk, tax risk and U.S. government securities risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative's cost. At any time, the risk of loss of any individual security held by the Fund could be significantly higher than 50% of the security's value. For a detailed discussion of these and other risks, please refer to the Fund's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2020; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2020 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Commodity Return Strategy Fund1 Class I Shares,
Class A Shares2, Class C Shares2 and the Bloomberg
Commodity Index Total Return3
For Ten Years

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 0.80% of the Fund's average daily net assets for Class I shares, 1.05% of the Fund's average daily net assets for Class A shares and 1.80% of the Fund's average daily net assets for Class C shares through at least February 28, 2022. This limit excludes certain expenses, as set out in the Fund's Prospectus.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (including maximum sales charge of 4.75%), was (11.36)%. Total return for the Fund's Class C shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1.00%), was (8.36)%.

3  The Bloomberg Commodity Index Total Return is a broadly diversified futures index currently composed of futures contracts on 23 physical commodities. The index does not have transaction costs and investors may not invest directly in the index.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2020 (unaudited)

Average Annual Returns as of October 31, 20201

	1 Year	5 Years	10 Years
Class I	(6.70)%	(2.42)%	(6.25)%
Class A Without Sales Charge	(6.97)%	(2.67)%	(6.48)%
Class A With Maximum Sales Charge	(11.36)%	(3.63)%	(6.94)%
Class C Without CDSC	(7.43)%	(3.35)%	(7.17)%
Class C With CDSC	(8.36)%	(3.35)%	(7.17)%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gain distributions, if any. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance information current to the most recent month end is available at www.credit-suisse.com/us/funds.

The annualized gross expense ratios are 0.84% for Class I shares, 1.09% for Class A shares and 1.84% for Class C shares. The annualized net expense ratios after fee waivers and/or expense reimbursements are 0.80% for Class I shares, 1.05% for Class A shares and 1.80% for Class C shares.

1   Fee waivers and/or expense reimbursements reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 0.80% of the Fund's average daily net assets for Class I shares, 1.05% of the Fund's average daily net assets for Class A shares and 1.80% of the Fund's average daily net assets for Class C shares through at least February 28, 2022. This limit excludes certain expenses, as set forth in the Fund's Prospectus.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2020 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six months ended October 31, 2020.

The table illustrates your Fund's expenses in two ways:

•  Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line.

•  Hypothetical 5% Fund Return. This helps you to compare the Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2020 (unaudited)

Expenses and Value for a $1,000 Investment
for the six-month period ended October 31, 2020

Actual Fund Return	Class I	Class A	Class C
Beginning Account Value 05/01/20	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/20	$1,178.80	$1,177.10	$1,173.30
Expenses Paid per $1,000*	$4.38	$5.75	$9.83
Hypothetical 5% Fund Return
Beginning Account Value 05/01/20	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/20	$1,021.11	$1,019.86	$1,016.09
Expenses Paid per $1,000*	$4.06	$5.33	$9.12
	Class I	Class A	Class C
Annualized Expense Ratios*	0.80%	1.05%	1.80%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or actual expense reimbursements, if applicable. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Fund's Prospectus.

Portfolio Breakdown**

United States Agency Obligations	67.58%
United States Treasury Obligations	32.42
Total	100.00%

**  Expressed as a percentage of total investments (excluding securities lending collateral, if applicable) and may vary over time.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments
October 31, 2020

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES AGENCY OBLIGATIONS (63.5%)
$8,000	Federal Farm Credit Banks, SOFR + 0.135%(1)	(AA+, Aaa)	11/06/23	0.245	$7,997,700
5,800	Federal Farm Credit Banks, USBMMY3M + 0.115%(1)	(AA+, Aaa)	02/24/22	0.215	5,803,854
28,000	Federal Farm Credit Banks, USBMMY3M + 0.270%(1)	(AA+, Aaa)	05/16/22	0.370	28,087,255
40,000	Federal Farm Credit Banks, SOFR + 0.310%(1)	(AA+, Aaa)	11/07/22	0.400	40,178,979
20,000	Federal Farm Credit Banks, USBMMY3M + 0.420%(1)	(AA+, Aaa)	11/07/22	0.520	20,137,047
9,000	Federal Farm Credit Banks	(AA+, Aaa)	12/02/22	0.340	9,000,059
99,000	Federal Farm Credit Banks, SOFR + 0.380%(1)	(AA+, Aaa)	05/08/23	0.470	99,604,599
45,500	Federal Farm Credit Banks	(AA+, Aaa)	11/25/25	2.050	45,545,674
12,600	Federal Home Loan Bank Discount Notes(2)	(AA+, Aaa)	03/03/21	0.110	12,595,765
39,200	Federal Home Loan Banks, LIBOR 1M - 0.010%(1)	(AA+, Aaa)	04/05/21	0.130	39,207,145
34,300	Federal Home Loan Banks, LIBOR 1M - 0.010%(1)	(AA+, Aaa)	05/03/21	0.130	34,305,463
25,500	Federal Home Loan Banks, LIBOR 1M(1)	(AA+, Aaa)	10/15/21	0.148	25,487,733
42,000	Federal Home Loan Banks, SOFR + 0.150%(1)	(AA+, Aaa)	11/15/21	0.240	42,046,146
36,900	Federal Home Loan Mortgage Corp., SOFR + 0.145%(1)	(AA+, Aaa)	12/09/21	0.235	36,939,990
59,800	Federal Home Loan Mortgage Corp., SOFR + 0.130%(1)	(AA+, Aaa)	08/05/22	0.220	59,864,381
19,000	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	05/05/23	0.375	19,073,160
40,800	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	07/28/23	0.450	40,808,065
24,500	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	07/21/25	0.375	24,393,787
31,300	Federal National Mortgage Association, SOFR + 0.320%(1)	(AA+, Aaa)	10/22/21	0.410	31,384,749
34,000	Federal National Mortgage Association, SOFR + 0.360%(1)	(AA+, Aaa)	01/20/22	0.450	34,128,498
25,000	Federal National Mortgage Association, SOFR + 0.300%(1)	(AA+, Aaa)	01/27/22	0.390	25,076,986
97,500	Federal National Mortgage Association, SOFR + 0.350%(1)	(AA+, Aaa)	04/07/22	0.440	97,907,908
33,100	Federal National Mortgage Association, SOFR + 0.390%(1)	(AA+, Aaa)	04/15/22	0.480	33,259,770
24,000	Federal National Mortgage Association, SOFR + 0.180%(1)	(AA+, Aaa)	05/13/22	0.270	24,043,391
28,800	Federal National Mortgage Association	(AA+, Aaa)	05/22/23	0.250	28,813,566
27,000	Federal National Mortgage Association	(AA+, Aaa)	07/10/23	0.250	27,036,180
21,400	Federal National Mortgage Association	(AA+, Aaa)	04/22/25	0.625	21,604,117
23,500	Federal National Mortgage Association	(AA+, Aaa)	06/17/25	0.500	23,509,530
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $935,163,279)					937,841,497
UNITED STATES TREASURY OBLIGATIONS (30.4%)
15,000	United States Treasury Bills(2)	(AA+, Aaa)	11/05/20	0.093	14,999,922
9,000	United States Treasury Bills(2)	(AA+, Aaa)	01/07/21	0.095	8,998,763
9,000	United States Treasury Bills(2)	(AA+, Aaa)	04/08/21	0.110	8,996,615

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2020

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES TREASURY OBLIGATIONS (continued)
$20,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.220%(1),(3)	(AA+, Aaa)	07/31/21	0.320	$20,029,910
40,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.300%(1),(4)	(AA+, Aaa)	10/31/21	0.400	40,117,544
50,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.154%(1),(4)	(AA+, Aaa)	01/31/22	0.254	50,080,552
129,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.114%(1)	(AA+, Aaa)	04/30/22	0.214	129,154,636
177,500	United States Treasury Floating Rate Notes, USBMMY3M + 0.055%(1)	(AA+, Aaa)	07/31/22	0.155	177,523,474
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $449,620,472)					449,901,416
TOTAL INVESTMENTS AT VALUE (93.9%) (Cost $1,384,783,751)					1,387,742,913
OTHER ASSETS IN EXCESS OF LIABILITIES (6.1%)					90,063,866
NET ASSETS (100.0%)					$1,477,806,779

†  Credit ratings given by the S&P Global Ratings Division of S&P Global Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

(1)  Variable rate obligation — The interest rate shown is the rate in effect as of October 31, 2020.

(2)  Securities are zero coupon. Rate presented is yield to maturity as of October 31, 2020.

(3)  At October 31, 2020, $5,007,450 in the value of this security has been pledged to cover initial margin requirements for open futures contracts.

(4)  At October 31, 2020, $39,730,383 in the value of these securities has been pledged as collateral for open swap contracts.

INVESTMENT ABBREVIATIONS

1M = 1 Month

LIBOR = London Interbank Offered Rate

SOFR = Secured Overnight Financing Rate

USBMMY3M = U.S. Treasury 3 Month Bill Money Market Yield

Futures Contracts

Contract Description	Currency	Expiration Date	Number of Contracts	Notional Value	Net Unrealized Appreciation (Depreciation)
Contracts to Purchase
Agriculture
Soybean Meal Futures	USD	Mar 2021	777	$27,987,540	$3,781,061
Energy
Light Sweet Crude Oil Futures	USD	June 2021	207	7,880,490	$(907,747)
Contracts to Sell
Energy
Light Sweet Crude Oil Futures	USD	Jan 2021	(207)	(7,483,050)	$968,788
					$3,842,102

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2020

Commodity Index Swap Contracts

Currency	Notional Amount	Expiration Date	Counterparty	Receive Return of the Reference Index	Pay	Payment Frequency	Upfront Premiums Paid/ (Received)	Net Unrealized Appreciation (Depreciation)
USD	$164,499,864	11/04/20	Bank of America	Merrill Lynch Commodity Index Extra CS2T Total Return(a)	0.36%	At Maturity	$—	$1,418,890
USD	37,058,315	11/04/20	Bank of America	Bloomberg Commodity Index 2 Month Forward Total Return	0.22%	At Maturity	—	450,323
USD	30,006,913	11/04/20	Bank of America	Bloomberg Commodity Index 3 Month Forward Total Return	0.22%	At Maturity	—	90,884
USD	12,173,601	11/04/20	Bank of America	BofA Merrill Lynch Commodity MLCILP2 Total Return Strategy(b)	0.26%	At Maturity	—	38,562
USD	68,405,082	11/04/20	BNP Paribas	Bloomberg Commodity Index 2 Month Forward Total Return	0.24%	At Maturity	—	262,088
USD	151,288,094	11/04/20	Citigroup	Bloomberg Commodity Index 2 Month Forward Total Return	0.23%	At Maturity	—	715,406
USD	203,072,333	11/04/20	Goldman Sachs	Bloomberg Commodity Index Total Return	0.20%	At Maturity	—	2,402,118
USD	55,802,442	11/04/20	JP Morgan Chase	Bloomberg Commodity Index Total Return	0.20%	At Maturity	—	660,080
USD	49,242,257	11/04/20	Macquarie	Bloomberg Commodity Index Total Return	0.19%	At Maturity	—	582,993
USD	172,624,763	11/04/20	Macquarie	Macquarie Commodity Customized Product 112T Index(c)	0.36%	At Maturity	—	630,647
USD	44,649,016	11/04/20	Morgan Stanley	Bloomberg Commodity Index 2 Month Forward Total Return	0.24%	At Maturity	—	169,121
USD	197,790,328	11/04/20	RBC Capital	Bloomberg Commodity Index Total Return	0.22%	At Maturity	—	2,335,520
USD	185,291,438	11/04/20	Societe Generale	Societe Generale P04 TR Index(d)	0.36%	At Maturity	—	984,407
USD	92,980,099	11/04/20	UBS	Bloomberg Commodity Index Total Return	0.21%	At Maturity	—	1,098,882
								$11,839,921

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2020

Commodity Swap Contracts

Currency	Notional Amount	Expiration Date	Counterparty	Receive	Pay Return of the Reference Index	Payment Frequency	Upfront Premiums Paid/ (Received)	Net Unrealized Appreciation (Depreciation)
USD	$24,254,055	02/19/21	Bank of America	0.00%	Return on Soybean Meal Mar 2021 Futures	At Maturity	$—	$(3,733,485)

(a)  The index seeks to provide exposure to a diversified group of commodities, inclusive of energy, grains, meats, metals, precious, sorfts, and textiles. The Fund has indirect exposure to all of the below underlying positions that make up the custom index. When applicable, the table is limited to the largest 50 positions (based on absolute market value) and any other position where the notional value for the position exceeds 1% of the notional value of the index.

Commodity Name	Weight	Quantity(1)	10/31/20 Value(1)
COMEX Gold APR 21 Futures	16.06%	140.87	26,658,148
NYMEX Nat Gas JAN 21 Futures	12.94%	618.96	21,471,850
COMEX High Grade Copper MAR 21 Futures	7.53%	163.76	12,496,678
CBOT Soybeans JAN 21 Futures	6.21%	195.24	10,310,954
CBOT Corn MAY 21 Futures	5.92%	483.88	9,822,836
COMEX Silver MAR 21 Futures	4.78%	66.62	7,927,337
NYMEX WTI Crude Oil JAN 21 Futures	4.51%	206.92	7,480,301
LME Aluminium JUN 21 Futures	4.39%	156.32	7,281,726
CBOT Soy Meal JAN 21 Futures	3.98%	177.78	6,606,347
ICE Brent Crude Oil MAR 21 Futures	3.85%	164.32	6,383,940
LME Zinc MAR 21 Futures	3.66%	95.92	6,067,947
CME Live Cattle FEB 21 Futures	3.43%	128.82	5,688,494
CBOT Wheat MAR 21 Futures	3.26%	180.49	5,414,826
NYBOT Sugar MAR 21 Futures	3.12%	322.08	5,180,140
LME Nickel JUN 21 Futures	2.92%	53.01	4,843,073
CBOT Bean Oil MAR 21 Futures	2.75%	228.68	4,560,872
NYBOT Coffee MAY 21 Futures	2.32%	94.46	3,846,757
KCBOT Kansas Wheat MAR 21 Futures	1.66%	100.82	2,761,234
CME Lean Hogs FEB 21 Futures	1.56%	98.62	2,585,804
NYBOT Cotton MAR 21 Futures	1.46%	69.62	2,429,152
NYMEX Unleaded Gasoline JAN 21 Futures	1.31%	50.48	2,177,966
ICE Gas Oil JAN 21 Futures	1.29%	68.79	2,137,513
NYMEX Heating Oil JAN 21 Futures	1.11%	40.17	1,846,709

(1)  Amounts represent quantity and value of index components as they relate specifically to the Fund's swap position as of October 31, 2020.

(b)  The index seeks to provide exposure to a diversified group of commodities, inclusive of energy, grains, meats, metals, precious, sorfts, and textiles. The Fund has indirect exposure to all of the below underlying positions that make up the custom index. When applicable, the table is limited to the largest 50 positions (based on absolute market value) and any other position where the notional value for the position exceeds 1% of the notional value of the index.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2020

Commodity Name	Weight	Quantity(1)	10/31/20 Value(1)
NYMEX Nat Gas MAR 21 Futures	11.99%	44.61	1,465,044
COMEX Gold APR 21 Futures	11.86%	7.66	1,448,945
COMEX High Grade Copper MAR 21 Futures	7.51%	12.03	917,748
CBOT Soybeans MAR 21 Futures	6.18%	14.41	755,075
CBOT Corn MAR 21 Futures	6.04%	36.61	738,162
COMEX Silver MAR 21 Futures	4.83%	4.96	589,937
NYMEX WTI Crude Oil MAR 21 Futures	4.67%	15.42	570,696
LME Aluminium MAR 21 Futures	4.37%	11.52	533,370
COMEX Gold FEB 21 Futures	4.30%	2.78	525,441
CBOT Soy Meal MAR 21 Futures	3.89%	13.2	475,315
LME Zinc MAR 21 Futures	3.64%	7.03	444,982
CBOT Wheat MAR 21 Futures	3.28%	13.34	400,274
NYBOT Sugar MAR 21 Futures	3.14%	23.86	383,758
LME Nickel MAR 21 Futures	2.96%	3.97	361,855
ICE Brent Crude Oil MAY 21 Futures	2.95%	9.08	360,580
CBOT Bean Oil MAR 21 Futures	2.74%	16.78	334,647
CME Live Cattle APR 21 Futures	2.62%	7.03	319,525
NYBOT Coffee MAR 21 Futures	2.34%	7.13	285,679
KCBOT Kansas Wheat MAR 21 Futures	1.69%	7.55	206,761
NYBOT Cotton MAR 21 Futures	1.47%	5.15	179,846
NYMEX Unleaded Gasoline MAR 21 Futures	1.36%	3.74	165,797
ICE Gas Oil MAR 21 Futures	1.32%	5.07	161,626
CME Lean Hogs APR 21 Futures	1.27%	5.68	155,448
NYMEX Heating Oil MAR 21 Futures	1.14%	2.99	139,645
ICE Brent Crude Oil MAR 21 Futures	1.05%	3.3	128,345
CME Live Cattle FEB 21 Futures	0.92%	2.56	112,868
CME Lean Hogs FEB 21 Futures	0.44%	2.07	54,171

(1)  Amounts represent quantity and value of index components as they relate specifically to the Fund's swap position as of October 31, 2020.

(c)  The index seeks to provide exposure to a diversified group of commodities, inclusive of energy, livestock and meat, agricultural and metals. The Fund has indirect exposure to all of the below underlying positions that make up the custom index. When applicable, the table is limited to the largest 50 positions (based on absolute market value) and any other position where the notional value for the position exceeds 1% of the notional value of the index.

Commodity Name	Weight	Quantity(1)	10/31/20 Value(1)
COMEX Gold JUN 21 Futures	16.05%	146.65	27,817,908
NYMEX Nat Gas JAN 21 Futures	12.93%	646.02	22,410,314
COMEX High Grade Copper MAY 21 Futures	7.53%	170.80	13,051,018
CBOT Soybeans JAN 21 Futures	6.21%	203.80	10,763,190
CBOT Corn MAR 21 Futures	5.91%	508.03	10,243,230
COMEX Silver MAR 21 Futures	4.77%	69.48	8,267,378
NYMEX WTI Crude Oil MAY 21 Futures	4.59%	210.68	7,955,402
LME Aluminium JUN 21 Futures	4.39%	163.34	7,608,761
CBOT Soy Meal MAR 21 Futures	3.94%	189.58	6,828,820
ICE Brent Crude Oil MAR 21 Futures	3.84%	171.31	6,655,499
LME Zinc MAR 21 Futures	3.65%	100.00	6,326,191
CME Live Cattle FEB 21 Futures	3.43%	134.62	5,944,886
CBOT Wheat MAR 21 Futures	3.26%	188.34	5,650,242
NYBOT Sugar MAR 21 Futures	3.12%	336.23	5,407,593

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2020

Commodity Name	Weight	Quantity(1)	10/31/20 Value(1)
LME Nickel JUN 21 Futures	2.92%	55.40	5,060,953
CBOT Bean Oil MAR 21 Futures	2.75%	238.98	4,766,308
NYBOT Coffee DEC 20 Futures	2.31%	102.27	4,003,699
KCBOT Kansas Wheat MAR 21 Futures	1.66%	105.05	2,877,117
CME Lean Hogs FEB 21 Futures	1.56%	103.12	2,703,797
NYBOT Cotton MAR 21 Futures	1.46%	72.53	2,530,476
NYMEX Unleaded Gasoline MAR 21 Futures	1.31%	51.26	2,270,496
ICE Gas Oil JAN 21 Futures	1.29%	71.95	2,235,832
NYMEX Heating Oil MAR 21 Futures	1.11%	41.16	1,923,855

(1)  Amounts represent quantity and value of index components as they relate specifically to the Fund's swap position as of October 31, 2020.

(d)  The index seeks to provide exposure to a diversified group of commodities, inclusive of energy, livestock and meat, agricultural and metals. The Fund has indirect exposure to all of the below underlying positions that make up the custom index. When applicable, the table is limited to the largest 50 positions (based on absolute market value) and any other position where the notional value for the position exceeds 1% of the notional value of the index.

Commodity Name	Weight	Quantity(1)	10/31/20 Value(1)
COMEX Gold JUN 21 Futures	16.05%	157.67	29,908,455
NYMEX Nat Gas JAN 21 Futures	12.93%	694.57	24,094,475
COMEX High Grade Copper MAR 21 Futures	7.53%	183.87	14,031,817
CBOT Soybeans JAN 21 Futures	6.21%	219.22	11,577,647
CBOT Corn MAR 21 Futures	5.92%	546.68	11,022,337
COMEX Silver MAR 21 Futures	4.78%	74.81	8,901,725
NYMEX WTI Crude Oil JUN 21 Futures	4.61%	225.75	8,594,255
LME Aluminium JUN 21 Futures	4.39%	175.54	8,176,841
CBOT Soy Meal MAR 21 Futures	3.94%	203.94	7,345,740
ICE Brent Crude Oil MAR 21 Futures	3.85%	184.52	7,168,712
LME Zinc MAR 21 Futures	3.66%	107.69	6,812,792
CME Live Cattle FEB 21 Futures	3.43%	144.65	6,387,924
CBOT Wheat MAR 21 Futures	3.26%	202.68	6,080,454
NYBOT Sugar MAY 21 Futures	3.01%	374.51	5,616,454
LME Nickel JUN 21 Futures	2.92%	59.52	5,437,562
CBOT Bean Oil JAN 21 Futures	2.76%	256.28	5,145,000
NYBOT Coffee MAR 21 Futures	2.31%	107.48	4,306,445
KCBOT Kansas Wheat MAR 21 Futures	1.66%	113.15	3,098,926
CME Lean Hogs FEB 21 Futures	1.56%	110.73	2,903,263
NYBOT Cotton MAR 21 Futures	1.46%	78.14	2,726,235
NYMEX Unleaded Gasoline MAY 21 Futures	1.33%	49.76	2,478,395
ICE Gas Oil MAR 21 Futures	1.29%	75.42	2,401,994
NYMEX Heating Oil JAN 21 Futures	1.11%	45.07	2,072,162

(1)  Amounts represent quantity and value of index components as they relate specifically to the Fund's swap position as of October 31, 2020.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Statement of Assets and Liabilities
October 31, 2020

Assets
Investments at value (Cost $1,384,783,751) (Note 2)	$1,387,742,913
Cash	43,824,597
Cash segregated held at brokers for futures and swap contracts (Note 2)	44,213,958
Unrealized appreciation on open swap contracts (Note 2)	11,839,921
Receivable for Fund shares sold	2,933,905
Interest receivable	1,191,061
Variation margin receivable on futures contracts (Note 2)	38,666
Prepaid expenses and other assets	118,413
Total assets	1,491,903,434
Liabilities
Investment advisory fee payable (Note 3)	235,475
Administrative services fee payable (Note 3)	142,367
Shareholder servicing/Distribution fee payable (Note 3)	9,346
Payable for investments purchased	8,000,000
Unrealized depreciation on open swap contracts (Note 2)	3,733,485
Payable for Fund shares redeemed	1,239,542
Trustees' fee payable	20,523
Accrued expenses	715,917
Total liabilities	14,096,655
Net Assets
Capital stock, $.001 par value (Note 6)	350,301
Paid-in capital (Note 6)	1,700,274,801
Total distributable earnings (loss)	(222,818,323)
Net assets	$1,477,806,779
I Shares
Net assets	$1,442,691,309
Shares outstanding	341,742,533
Net asset value, offering price and redemption price per share	$4.22
A Shares
Net assets	$32,422,166
Shares outstanding	7,860,737
Net asset value and redemption price per share	$4.12
Maximum offering price per share (net asset value/(1-4.75%))	$4.33
C Shares
Net assets	$2,693,304
Shares outstanding	698,140
Net asset value and offering price per share	$3.86

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Statement of Operations
For the Year Ended October 31, 2020

Investment Income
Interest	$14,684,441
Other	1,500
Securities lending (net of rebates)	961
Total investment income	14,686,902
Expenses
Investment advisory fees (Note 3)	8,690,918
Administrative services fees (Note 3)	241,488
Shareholder servicing/Distribution fees (Note 3)
Class A	90,610
Class C	27,612
Transfer agent fees (Note 3)	2,698,910
Registration fees	139,951
Printing fees	139,530
Custodian fees	101,958
Insurance expense	69,284
Audit and tax fees	65,744
Trustees' fees	64,798
Commitment fees (Note 4)	35,264
Legal fees	22,780
Miscellaneous expense	43,399
Total expenses	12,432,246
Less: fees waived (Note 3)	(529,728)
Net expenses	11,902,518
Net investment income	2,784,384
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Swap Contracts
Net realized gain from investments	159,681
Net realized loss from futures contracts	(1,780,751)
Net realized loss from swap contracts	(100,777,724)
Net change in unrealized appreciation (depreciation) from investments	3,870,165
Net change in unrealized appreciation (depreciation) from futures contracts	3,880,010
Net change in unrealized appreciation (depreciation) from swap contracts	(7,152,097)
Net realized and unrealized loss from investments, futures contracts and swap contracts	(101,800,716)
Net decrease in net assets resulting from operations	$(99,016,332)

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Statements of Changes in Net Assets

	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019
From Operations
Net investment income	$2,784,384	$34,693,359
Net realized loss from investments, futures contracts and swap contracts	(102,398,794)	(185,142,570)
Net change in unrealized appreciation (depreciation) from investments, futures contracts and swap contracts	598,078	79,880,680
Net decrease in net assets resulting from operations	(99,016,332)	(70,568,531)
From Distributions
From distributable earnings
Class I	(2,201,128)	(27,184,125)
Class A	(38,648)	(867,010)
Class C	—	(15,463)
Return of capital
Class I	(3,322,052)	—
Class A	(58,330)	—
Class C	—	—
Net decrease in net assets resulting from distributions	(5,620,158)	(28,066,598)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	904,206,393	1,021,883,081
Reinvestment of dividends	3,364,786	15,834,996
Net asset value of shares redeemed	(1,007,139,012)	(2,002,760,382)
Net decrease in net assets from capital share transactions	(99,567,833)	(965,042,305)
Net decrease in net assets	(204,204,323)	(1,063,677,434)
Net Assets
Beginning of year	1,682,011,102	2,745,688,536
End of year	$1,477,806,779	$1,682,011,102

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Financial Highlights
(For a Class I Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2020	2019	2018	2017	2016
Per share data
Net asset value, beginning of year	$4.54	$4.75	$5.04	$4.91	$5.02
INVESTMENT OPERATIONS
Net investment income (loss)[1]	0.01	0.07	0.05	0.01	(0.01)
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	(0.31)	(0.22)	(0.17)	0.12	(0.10)
Total from investment operations	(0.30)	(0.15)	(0.12)	0.13	(0.11)
LESS DIVIDENDS
Dividends from net investment income	(0.01)	(0.06)	(0.17)	—	—
Return of capital	(0.01)	—	—	—	—
Total dividends	(0.02)	(0.06)	(0.17)	—	—
Net asset value, end of year	$4.22	$4.54	$4.75	$5.04	$4.91
Total return[2]	(6.70)%	(3.13)%	(2.48)%	2.65%	(2.19)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$1,442,691	$1,634,169	$2,654,009	$3,383,007	$3,874,976
Ratio of net expenses to average net assets	0.80%	0.78%	0.78%	0.79%	0.79%
Ratio of net investment income (loss) to average net assets	0.20%	1.62%	1.02%	0.23%	(0.16)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.04%	—%	—%	—%	—%
Portfolio turnover rate[3]	215%	130%	90%	86%	151%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and include change in share price and reinvestment of all dividends and distributions.

3  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2020	2019	2018	2017	2016
Per share data
Net asset value, beginning of year	$4.44	$4.64	$4.93	$4.81	$4.93
INVESTMENT OPERATIONS
Net investment income (loss)[1]	(0.00)[2]	0.06	0.04	(0.00)[2]	(0.02)
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	(0.31)	(0.21)	(0.18)	0.12	(0.10)
Total from investment operations	(0.31)	(0.15)	(0.14)	0.12	(0.12)
LESS DIVIDENDS
Dividends from net investment income	(0.00)[2]	(0.05)	(0.15)	—	—
Return of capital	(0.01)	—	—	—	—
Total dividends	(0.01)	(0.05)	(0.15)	—	—
Net asset value, end of year	$4.12	$4.44	$4.64	$4.93	$4.81
Total return[3]	(6.97)%	(3.24)%	(2.97)%	2.49%	(2.43)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$32,422	$44,469	$86,467	$93,047	$94,484
Ratio of net expenses to average net assets	1.05%	1.03%	1.03%	1.04%	1.04%
Ratio of net investment income (loss) to average net assets	(0.02)%	1.38%	0.78%	(0.01)%	(0.42)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.04%	—%	—%	—%	—%
Portfolio turnover rate[4]	215%	130%	90%	86%	151%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and include change in share price, reinvestment of all dividends and distributions and no sales charge.

4  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2020	2019	2018	2017	2016
Per share data
Net asset value, beginning of year	$4.17	$4.37	$4.61	$4.54	$4.68
INVESTMENT OPERATIONS
Net investment income (loss)[1]	(0.03)	0.03	0.00[2]	(0.04)	(0.05)
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	(0.28)	(0.21)	(0.15)	0.11	(0.09)
Total from investment operations	(0.31)	(0.18)	(0.15)	0.07	(0.14)
LESS DIVIDENDS
Dividends from net investment income	—	(0.02)	(0.09)	—	—
Total dividends	—	(0.02)	(0.09)	—	—
Net asset value, end of year	$3.86	$4.17	$4.37	$4.61	$4.54
Total return[3]	(7.43)%	(4.23)%	(3.42)%	1.54%	(2.99)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$2,694	$3,374	$5,213	$6,038	$6,516
Ratio of net expenses to average net assets	1.80%	1.78%	1.78%	1.79%	1.79%
Ratio of net investment income (loss) to average net assets	(0.78)%	0.62%	0.02%	(0.77)%	(1.16)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.04%	—%	—%	—%	—%
Portfolio turnover rate[4]	215%	130%	90%	86%	151%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and include change in share price, reinvestment of all dividends and distributions and no sales charge.

4  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements
October 31, 2020

Note 1. Organization

Credit Suisse Commodity Return Strategy Fund (the "Fund"), a series of Credit Suisse Commodity Strategy Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company that seeks total return that exceeds the return of its benchmark index, the Bloomberg Commodity Index Total Return (the "Benchmark"). The Trust was organized under the laws of the State of Delaware as a statutory trust on May 18, 2004.

Credit Suisse Asset Management, LLC ("Credit Suisse"), the investment adviser to the Fund, is registered as an investment adviser with the Securities and Exchange Commission and as a Commodity Pool Operator with the Commodity Futures Trading Commission. The Fund intends to gain exposure to commodity derivatives through investing in a wholly-owned subsidiary, Credit Suisse Cayman Commodity Fund I, Ltd. (the "Subsidiary"), organized under the laws of the Cayman Islands. The Subsidiary invests in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions.

The Subsidiary is managed by the same portfolio managers that manage the Fund and the accompanying financial statements reflect the financial position of the Fund and the Subsidiary and the results of operations on a consolidated basis. The consolidated financial statements include portfolio holdings of the Fund and the Subsidiary and all intercompany transactions and balances have been eliminated. The Fund may invest up to 25% of its total assets in the Subsidiary. As of October 31, 2020, the Fund held $284,311,275 in the Subsidiary, representing 19.2% of the Fund's consolidated net assets. For the year ended October 31, 2020, the net realized loss on securities and other financial instruments held in the Subsidiary was $102,289,307.

Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary, unless the context otherwise requires.

The Fund offers three classes of shares: Class I shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except the share classes bear different expenses. Class A shares are sold subject to a front-end sales charge of up to 4.75%. Class C shares are sold subject to a contingent deferred sales charge ("CDSC") of 1.00% if the shares are redeemed within the first year of purchase. Class I shares are sold without a

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2020

Note 1. Organization (continued)

sales charge. Effective February 20, 2020, Class C shares, upon the ten year anniversary of purchase, will convert to Class A shares.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The policies are in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The Board of Trustees (the "Board") is responsible for the Fund's valuation process. The Board has delegated the supervision of the daily valuation process to Credit Suisse Asset Management, LLC, the Fund's investment adviser ("Credit Suisse" or the "Adviser"), who has established a Pricing Committee which, pursuant to the policies adopted by the Board, is responsible for making fair valuation determinations and overseeing the Fund's pricing policies. The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional "round lot" size, but some trades occur in smaller "odd lot" sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2020

Note 2. Significant Accounting Policies (continued)

which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Over-the-counter derivative financial instruments, such as swap agreements, generally derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, these securities will be fair valued in good faith by the Pricing Committee, in accordance with procedures adopted by the Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1  –  quoted prices in active markets for identical investments

•  Level 2  –  other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3  –  significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2020

Note 2. Significant Accounting Policies (continued)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2020 in valuing the Fund's assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
United States Agency Obligations	$—	$937,841,497	$—	$937,841,497
United States Treasury Obligations	—	449,901,416	—	449,901,416
	$—	$1,387,742,913	$—	$1,387,742,913
Other Financial Instruments*
Futures Contracts	$4,749,849	$—	$—	$4,749,849
Swap Contracts	—	11,839,921	—	11,839,921
Liabilities	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Futures Contracts	$907,747	$—	$—	$907,747
Swap Contracts	—	3,733,485	—	3,733,485

*  Other financial instruments include unrealized appreciation(depreciation) on futures and swap contracts.

For the year ended October 31, 2020, there were no transfers among Level 2 and Level 3. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance and cash flows. For the year ended October 31, 2020, the Fund's derivatives did not qualify for hedge accounting as they are held at fair value.

The following table presents the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at October 31, 2020 and the effect of these derivatives on the Consolidated Statement of Operations for the year ended October 31, 2020.

Primary Underlying Risk	Derivative Assets(1)	Derivative Liabilities(1)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Commodity price
Futures contracts(2)	$4,749,849	$(907,747)	$(1,780,751)	$3,880,010
Total return swap contracts	11,839,921	(3,733,485)	(100,777,724)	(7,152,097)
	$16,589,770	$(4,641,232)	$(102,558,475)	$(3,272,087)

(1)  Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2020

Note 2. Significant Accounting Policies (continued)

(2)  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

The notional amount of futures contracts and swap contracts open at October 31, 2020 is reflected in the Consolidated Schedule of Investments. For the year ended October 31, 2020, the Fund held average monthly notional values on a net basis of $28,253,447, $9,246,407 and $1,466,673,291 in long futures contracts, short futures contracts and swap contracts, respectively.

The Fund is a party to International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements") with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund's net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Fund's derivative assets, net of related collateral held by the Fund, at October 31, 2020:

Counterparty	Gross Amount of Assets Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets
Bank of America	$1,998,659	$(1,998,659)	$—	$—	$—
BNP Paribas	262,088	—	—	—	262,088
Citigroup	715,406	—	—	—	715,406
Goldman Sachs	2,402,118	—	—	—	2,402,118
JP Morgan Chase	660,080	—	—	—	660,080
Macquarie	1,213,640	—	—	—	1,213,640
Morgan Stanley	169,121	—	—	—	169,121
RBC Capital	2,335,520	—	—	—	2,335,520
Societe Generale	984,407	—	—	—	984,407
UBS	1,098,882	—	—	—	1,098,882
	$11,839,921	$(1,998,659)	$—	$—	$9,841,262

The following table presents by counterparty the Fund's derivative liabilities, net of related collateral pledged by the Fund, at October 31, 2020:

Counterparty	Gross Amount of Liabilities Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities
Bank of America	$3,733,485	$(1,998,659)	$—	$(1,734,826)	$—

(a)  Swap contracts are included.

(b)  The actual collateral pledged may be more than the amounts shown.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2020

Note 2. Significant Accounting Policies (continued)

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. Certain expenses are class-specific expenses, vary by class and are charged only to that class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

E) FEDERAL AND OTHER TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly-traded partnerships ("Qualifying Income").

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2020

Note 2. Significant Accounting Policies (continued)

The Fund may invest in structured notes designed to track the performance of the Benchmark. The Fund may, through its investment in the Subsidiary, invest in commodity-linked swaps and/or futures contracts.

If the Fund is unable to ensure continued qualification as a RIC, the Fund may be required to change its investment objective, policies or techniques, or may be liquidated. If the Fund fails to qualify as a RIC, the Fund will be subject to federal income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). If the Fund were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Fund would be subject to the risk of diminished returns.

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

F) CASH — The Fund's uninvested cash balance is held in an interest bearing variable rate demand deposit account at State Street Bank and Trust Company ("SSB"), the Fund's custodian.

G) FUTURES — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. The Fund may use futures contracts to gain exposure to or hedge against changes in commodities. Upon entering into a futures contract, the Fund is required to deposit cash and/or pledge U.S. Government securities as initial margin with a Futures Commission Merchant ("FCM"). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses in the Consolidated Statement of Operations until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2020

Note 2. Significant Accounting Policies (continued)

the underlying instruments. Futures have minimal counterparty credit risk because futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. The Fund's open futures contracts are disclosed in the Consolidated Schedule of Investments. At October 31, 2020, the amount of restricted cash held at brokers related to open futures contracts was $106,145.

The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM's proprietary activities. A customer's cash and other equity deposited with an FCM are considered commingled with all other customer funds subject to the FCM's segregation requirements. In the event of an FCM's insolvency, recovery may be limited to the Fund's pro-rata share of segregated customer funds available. It is possible that the recovery amount could be less than the total of cash and other equity deposited.

H) SWAPS — The Fund may enter into commodity index swaps either for hedging purposes or to seek to increase total return. A swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swap contracts only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The extent of the Fund's exposure to credit and counterparty risks is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that the amount is positive. These risks are mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty as well as the amounts posted by the counterparty pursuant to the master netting agreement to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2020

Note 2. Significant Accounting Policies (continued)

The Fund may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. The Fund may invest in total return swap contracts for hedging purposes or to seek to increase total return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation from swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses from swap contracts. The Fund's open swap contracts are disclosed in the Consolidated Schedule of Investments. At October 31, 2020, the amount of restricted cash held at brokers related to open swap contracts was $44,107,813.

I) SECURITIES LENDING — The initial collateral received by the Fund is required to have a value of at least 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). The collateral is maintained thereafter at a value equal to at least 102% of the current market value of the securities on loan. The market value of loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. Securities lending income is accrued as earned. At October 31, 2020, there were no securities out on loan.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2020

Note 2. Significant Accounting Policies (continued)

During the year ended October 31, 2020, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $8,004, of which $6,723 was rebated to borrowers (brokers). The Fund retained $961 in income from the cash collateral investment, and SSB, as lending agent, was paid $320. Securities lending income is accrued as earned.

J) OTHER — In the normal course of business the Fund trades financial instruments and enters into financial transactions for which risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, including with respect to securities lending, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the consolidated financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund's Consolidated Statement of Assets and Liabilities.

K) RECENT ACCOUNTING PRONOUNCEMENTS — In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

The Fund is subject to Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased callable debt securities with noncontingent call features to the earliest call date. The Fund applied the standard on a retrospective basis, as allowed under the standard, beginning with the fiscal year ended October 31, 2019. The identified cost basis of the applicable securities at October 31, 2019 has been adjusted from $1,595,709,261 to $1,595,708,714. This change had no impact on total distributable earnings (loss) or the net asset value of the Fund.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2020

Note 2. Significant Accounting Policies (continued)

In October 2020, FASB issued Accounting Standards Update No. 2020-08 ("ASU 2020-08"), "Receivables — Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities". ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated the implication, if any, of the additional disclosure requirement and the impact is reflected on the Fund's financial statements.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser and co-administrator for the Fund. For its investment advisory and administration services, Credit Suisse is entitled to receive a fee from the Fund at an annualized rate of 0.59% of the Fund's average daily net assets. For the year ended October 31, 2020, investment advisory and administration fees earned and fees waived/expenses reimbursed by Credit Suisse were $8,690,918 and $529,728 respectively. Credit Suisse has contractually agreed to limit expenses so that the Fund's annual operating expenses do not exceed 0.80% of the Fund's average daily net assets for Class I shares, 1.05% of the Fund's average daily net assets for Class A shares, and 1.80% of the Fund's average daily net assets for Class C shares. The Fund is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously reimbursed by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than thirty-six months following the applicable month during which such fees were limited or expenses were reimbursed by Credit Suisse and the reimbursements do not cause the Fund to exceed the applicable expense limitation in the contract at the time the fees are recouped. This contract may not be terminated before February 28, 2022.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2020

Note 3. Transactions with Affiliates and Related Parties (continued)

The amounts waived and reimbursed by Credit Suisse, which are available for potential future recoupment by Credit Suisse, and the expiration schedule at October 31, 2020 are as follows:

	Fee waivers/ expense reimbursements subject to recoupment	Expires October 31, 2023
Class I	$516,032	$516,032
Class A	12,711	12,711
Class C	985	985
Totals	$529,728	$529,728

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2020, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $241,488.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Fund's shares. Pursuant to a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSSU receives fees for its distribution services. These fees are calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares. For the Class C shares, the fee is calculated at an annual rate of 1.00% of the average daily net assets. For the year ended October 31, 2020, the Fund paid Rule 12b-1 distribution fees of $90,610 for Class A shares and $27,612 for Class C shares. Class I shares are not subject to Rule 12b-1 distribution fees.

Certain brokers, dealers and financial representatives provide transfer agent-related services to the Fund and receive compensation from the Fund. For the year ended October 31, 2020, the Fund paid $2,109,051, which is included within transfer agent fees.

For the year ended October 31, 2020, CSSU and its affiliates advised the Fund that they retained $3,364 from commissions earned on the sale of the Fund's Class A shares. There were no commissions earned on the sale of Class C shares.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2020

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), with SSB in an aggregated amount of $250 million for temporary or emergency purposes under a first-come, first-served basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At October 31, 2020 and during the year ended October 31, 2020, the Fund had no borrowings outstanding under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2020, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$0	$0	$2,812,611,441	$2,875,112,012

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. The Fund offers Class I, Class A and Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Class I
	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Value	Shares	Value
Shares sold	227,837,376	$892,091,775	208,048,866	$953,727,365
Shares issued in reinvestment of dividends	798,310	3,280,768	3,384,657	15,387,022
Shares redeemed	(246,865,888)	(985,617,725)	(410,527,652)	(1,893,825,796)
Net decrease	(18,230,202)	$(90,245,182)	(199,094,129)	$(924,711,409)

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2020

Note 6. Capital Share Transactions (continued)

	Class A
	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Value	Shares	Value
Shares sold	2,892,405	$11,315,216	15,161,669	$67,592,496
Shares issued in reinvestment of dividends	20,390	84,018	97,917	435,371
Shares redeemed	(5,064,723)	(20,282,977)	(23,865,915)	(106,745,169)
Net decrease	(2,151,928)	$(8,883,743)	(8,606,329)	$(38,717,302)
	Class C
	For the Year Ended October 31, 2020		For the Year Ended October 31, 2019
	Shares	Value	Shares	Value
Shares sold	213,329	$799,402	134,502	$563,220
Shares issued in reinvestment of dividends	—	—	3,013	12,603
Shares redeemed	(323,390)	(1,238,310)	(523,127)	(2,189,417)
Net decrease	(110,061)	$(438,908)	(385,612)	$(1,613,594)

On October 31, 2020, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Class I	4	69%
Class A	6	75%
Class C	6	81%

The Fund's performance may be negatively impacted in the event one or more of the Fund's greater than 5% shareholders were to redeem at a given time. Some of the shareholders may be omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Income Tax Information and Distributions to Shareholders

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid by the Fund during the years ended October 31, 2020 and 2019, respectively, by the Fund was as follows:

Ordinary Income		Return of Capital
2020	2019	2020	2019
$2,239,776	$28,066,598	$3,380,382	$—

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2020

Note 7. Income Tax Information and Distributions to Shareholders (continued)

The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of Subsidiary adjustments.

At October 31, 2020, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss	$(225,772,896)
Unrealized appreciation	2,954,573
$(222,818,323)

At October 31, 2020, the Fund had $177,963,910 of unlimited short-term capital loss carryforwards and $47,808,986 of unlimited long-term capital loss carryforwards available to offset possible future capital gains.

At October 31, 2020, the cost and net unrealized appreciation (depreciation) of investments and derivatives for income tax purposes were as follows:

Cost of Investments	$1,460,291,630
Unrealized appreciation	$7,610,445
Unrealized depreciation	(4,655,872)
Net unrealized appreciation (depreciation)	$2,954,573

To adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of return of capital distributions and Subsidiary cumulative income/loss, paid-in capital was charged $88,366,997 and distributable earnings/loss was credited $88,366,997. Net assets were not affected by this reclassification.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Subsequent Events

In preparing the financial statements as of October 31, 2020, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Credit Suisse Commodity Return Strategy Fund
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Commodity Strategy Funds and
Shareholders of Credit Suisse Commodity Return Strategy Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Credit Suisse Commodity Return Strategy Fund (one of the funds constituting Credit Suisse Commodity Strategy Funds, referred to hereafter as the "Fund") as of October 31, 2020, the related consolidated statements of operations and changes in net assets including the related notes, and the financial highlights for the year ended October 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, and the results of its operations, changes in its net assets and the financial highlights for the year ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements of the Fund as of and for the year ended October 31, 2019 and the consolidated financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the consolidated statement of changes in net assets and the consolidated financial highlights) were audited by other auditors whose report dated December 20, 2019 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included

Credit Suisse Commodity Return Strategy Fund
Report of Independent Registered Public Accounting Firm

examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, and brokers, when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 23, 2020

We have served as the auditor of one or more Credit Suisse Asset Management, LLC investment companies since 2020.

Credit Suisse Commodity Return Strategy Fund
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Laura A. DeFelice c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1959)	Trustee, Nominating and Audit Committee member	Since 2017	Partner of Acacia Properties LLC (multi-family and commercial real estate ownership and operation) from 2008 to present; Stonegate Advisors LLC (renewable energy and energy efficiency) from 2007 to present.	9	None
Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1946)	Trustee, Nominating and Audit Committee member	Since Fund Inception	Dean Emeritus of Yale School of Management from July 2015 to present; The Juan Trippe Professor in the Practice of International Trade, Finance and Business, Yale School of Management, from July 2005 to July 2015; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to June 2017.	9

Director of Aetna, Inc. (insurance company) from January 1999 to 2019; Director of CarMax Group (used car dealers) from January 2002 to 2019; Director of Miller Buckfire & Co., LLC (financial restructuring) from January 2008 to 2019.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Commodity Return Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Mahendra R. Gupta c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1956)	Trustee, Nominating Committee member and Audit Committee Chairman	Since 2017	Professor, Washington University in St. Louis from July 1990 to present; Dean of Olin Business School at Washington University in St. Louis from July 2005 to July 2016; Partner, R.J. Mithaiwala (food manufacturing and retail, India) from March 1977 to present; Partner, F.F.B. Corporation (agriculture, India) from March 1977 to present; Partner, RPMG Research Corporation (benchmark research) from July 2001 to present.	9

Director of Caleres Inc. (footwear) from May 2012 to present; Director of Koch Development Corporation (real estate development) from November 2017 to present; Director of Supernova (fin-tech) from June 2014 to September 2018.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Commodity Return Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Steven N. Rappaport c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1948)	Chairman of the Board, Nominating Committee Chairman and Audit Committee member	Trustee since Fund Inception and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holdings, LLC (publication job postings) from November 2013 to 2018.	9

Director of Aberdeen Emerging Markets Equity Income Fund, Inc. (a closed-end investment company); Director of Aberdeen Funds (20 open-end portfolios); Director of iCAD, Inc. (surgical & medical instruments & apparatus company) from 2006 to 2018.

Interested Trustee
John G. Popp[2] Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1956)	Trustee, Chief Executive Officer and President	Trustee since 2017 Chief Executive Officer and President since 2010	Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investments Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds.	9	None.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Officer serves until his or her respective successor has been duly elected and qualified.

2 Mr. Popp is an "interested person" of the Trust, as defined in the 1940 Act, by virtue of his current position as an officer of Credit Suisse.

Credit Suisse Commodity Return Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers*
Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since Fund Inception	Managing Director and Global Head of Compliance of Credit Suisse since 2010; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.
Lou Anne McInnis Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015

Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Omar Tariq Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1983)	Chief Financial Officer and Treasurer	Since 2019	Director of Credit Suisse since 2019; Senior Manager of PricewaterhouseCoopers,LLP from September 2010 to March 2019; Officer of other Credit Suisse Funds.
Karen Regan Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1963)	Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Officer serves until his or her respective successor has been duly elected and qualified.

* The officers of the Fund shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

Credit Suisse Commodity Return Strategy Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund's Forms N-PORT and N-Q are available on the SEC's website at www.sec.gov.

P.O. BOX 219916, KANSAS CITY, MO 64121-9916

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  COM-AR-1020

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2020. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2020.

Item 3. Audit Committee Financial Expert.

The registrant's governing board has determined that it has two audit committee financial experts serving on its audit committee: Mahendra R. Gupta and Steven N. Rappaport. Each audit committee financial expert is "independent" for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant showing the amount of fees billed to the registrant during the registrant’s last two fiscal years by PricewaterhouseCoopers LLP (“PwC”), the registrant’s current independent registered public accounting firm, and the registrant’s former independent registered public accounting firm. The audit fees billed to the registrant for the fiscal year 2020 are the only fees that have been billed to the registrant by PwC. All other fees listed in the tables below were billed to the registrant by the registrant’s former independent registered public accounting firm. For engagements with PwC and by the registrant’s former independent registered public accounting firm the Audit Committee approved in advance all audit services and non-audit services that PwC and the registrant’s former independent registered public accounting firm provided to the registrant for its fiscal years ended October 31, 2019 and October 31, 2020.

	2019	2020
Audit Fees	$51,300	$51,300
Audit-Related Fees[1]	$6,830	$-
Tax Fees[2]	$3,420	$4,940
All Other Fees	$-	$-
Total	$61,550	$56,240

1 Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($6,830 in 2019 and $0 in 2020).

2 Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by the registrant’s former independent registered public accounting firm for the fiscal year ended October 31, 2019 and by PwC for the fiscal year ended October 31, 2020 to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”).

	2019	2020
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by the registrant’s former independent registered public accounting firm for the fiscal year ended October 31, 2019 and by PwC for the fiscal year ended October 31, 2020 to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2019	2020
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by the registrant’s former independent registered public accounting firm for the fiscal year ended October 31, 2019 and by PwC for the fiscal year ended October 31, 2020 to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X:

	2019	2020
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by the registrant’s former independent registered public accounting firm for the fiscal year ended October 31, 2019 and by PwC for the fiscal year ended October 31, 2020 for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(other) Iran related activities disclosure requirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE COMMODITY STRATEGY FUNDS

/s/ John G. Popp
Name: John G. Popp
Title: Chief Executive Officer and President
Date: December 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp
Name: John G. Popp
Title: Chief Executive Officer and President
Date: December 30, 2020

/s/ Omar Tariq
Name: Omar Tariq
Title: Chief Financial Officer and Treasurer
Date: December 30, 2020